COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 11 – COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, the Company enters into various agreements containing standard indemnification provisions. The Company’s indemnification obligations under such provisions are typically in effect from the date of execution of the applicable agreement through the end of the applicable statute of limitations. The aggregate maximum potential future liability of the Company under such indemnification provisions is uncertain. As of September 30, 2024, and December 31, 2023, no amounts have been accrued related to such indemnification provisions.

From time to time, the Company may be exposed to litigation in connection with its operations. The Company’s policy is to assess the likelihood of any adverse judgments or outcomes related to legal matters, as well as ranges of probable losses.

Asset purchase agreement

The Company is a party to amended and restated Assets Purchase Agreement (“2023 APA”) dated February 16, 2023, with individual seller (“Seller”), where for agreed consideration, the company acquired certain patents and the “know-how” required to perform manufacturing process. The Company shall pay to Seller a total of $500,000 in cash upon the (i) $125,000 due upon signing of the agreement, (2) $125,000 to be paid upon Seller’s delivery to the Company of certain testing devices and full and complete written descriptions of the manufacturing, as defined, and (iii) $250,000 achieving at minimum $500,000 in gross revenue from sales for the device. As additional consideration in accordance to 2023 APA, the Company shall issue to Seller shares of its restricted common stock upon the (i) 3,000,000 shares of its common stock upon the execution of the 2023 APA, (ii) 3,000,000 shares of its common stock upon Seller’s completion of Seller’s delivery to the Company a certain number of testing devices, as defined, (iii) 2,000,000 shares of its common stock upon the completion of production of one testing units within the United States, (iv) 1,000,000 shares of its common stock upon the Company attaining gross revenue of $5,000,000 from sales of the units. (V) 2,000,000 shares of its common stock upon the issuance of a patent by the US Patent and Trademark Office (“USPTO”) for US Patent. The Company shall pay to Seller 7.5% of net revenues generated by the Company from the 2023 APA for a period of five years beginning on the first day such revenues are realized by the Company. On February 16, 2023, in connection with 2023 APA the Company issued to the Seller 3,000,000 shares of its common stock valued at $360,000 and paid cash consideration of $125,000 upon the execution of the 2023 APA. On April 25, 2023, the Company issued additional 2,000,000 shares of common stock valued at $260,000 upon the issuance of a patent by the US Patent and Trademark Office (“USPTO”) for US Patent. Additional cash consideration of $50,000 was paid to the Seller on November 2, 2023. As of December 31, 2023, and to the date that this report was filed, the Seller has not fulfilled obligations that would further oblige the Company to fulfill further consideration, either for cash, equity, or royalty payments stipulated in the 2023 APA. The value of the consideration paid was recorded within research and development expenses for the year ended December 31, 2023, with $625,000 recorded during the period ended September 30, 2023.